UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2005

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

Matthias Employment Agreements

On April 28, 2005, the Company entered into amendments of its Employment Agreements with Dan W. Matthias, its Chairman and Chief Executive Officer, and Rebecca C. Matthias, its President and Chief Operating Officer.  Mr. and Mrs. Matthias’ Amended and Restated Employment Agreements are filed with this Current Report on Form 8-K as Exhibits 10.20 and 10.21, respectively.

The amended agreements clarify provisions of the existing agreements relating to the payment of salary continuation in the event of disability and the calculation of the portion of severance benefits attributable to option compensation.  In addition, the amended agreements increase the flexibility of the Company’s Compensation Committee in the determination of annual bonuses and option compensation, and change the duration of the executives’ non-compete and non-solicit covenants.   Each amended agreement further provides that, under certain circumstances, the executive will receive an additional payment from the Company if amounts that the executive becomes entitled to receive in connection with a change in control of the Company would result in an excise tax under the Internal Revenue Code for “excess parachute payments.”

Krell Employment Agreement

On April 26, 2005, the Company entered into an amendment of its Employment Agreement with Edward M. Krell, its Chief Financial Officer.  Mr. Krell’s Amended and Restated Employment Agreement is filed with this Current Report on Form 8-K as Exhibit 10.22.

The amended agreement modifies the executive’s severance benefits, makes severance benefits available upon a resignation for “good reason” (as defined), eliminates any correlation between severance benefits and a change in control of the Company, and provides for benefits in the event of termination due to disability.  In addition, the new agreement provides substantially the same treatment of excise taxes under the Internal Revenue Code as described above with respect to the restated Matthias Employment Agreements.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.20	Amended and Restated Employment Agreement dated as of April 28, 2005, between Mothers Work, Inc. and Dan W. Matthias.

10.21	Amended and Restated Employment Agreement dated as of April 28, 2005, between Mothers Work, Inc. and Rebecca C. Matthias.

10.22	Amended and Restated Employment Agreement dated as of April 26, 2005, between Mothers Work, Inc. and Edward M. Krell.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 29, 2005	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.20	Amended and Restated Employment Agreement dated as of April 28, 2005, between Mothers Work, Inc. and Dan W. Matthias.

10.21	Amended and Restated Employment Agreement dated as of April 28, 2005, between Mothers Work, Inc. and Rebecca C. Matthias.

10.22	Amended and Restated Employment Agreement dated as of April 26, 2005, between Mothers Work, Inc. and Edward M. Krell.